Related Party Transactions	12 Months Ended
Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions
7. Related Party Transactions
     Based on the amended and restated advertising agency agreements with CRIC, agency fees earned from COHT for 2010 and 2009, calculated at 15% of COHT’s revenue generated from the sales of advertising on SINA’s non-real estate channels, were $2.5 million and $0.9 million, respectively. As of December 31, 2010 and 2009, receivables due from COHT were $2.0 million and $6.1 million, respectively. In addition, the Company entered into certain license agreements at the time of the transaction with CRIC. The fair value of these license agreements were measured at $187.4 million and was recognized as deferred revenue and amortized on a straight line basis over the contract period of ten years. The amortized deferred revenue for 2010 and 2009 were $18.7 million and $4.7 million, respectively.
     In September 2009, the Company entered into a definitive agreement for a private equity placement of its ordinary shares with New-Wave Investment Holding Company Limited (“New-Wave”), a British Virgin Islands company established and controlled by Charles Chao, the Company’s Chief Executive Officer, and other members of the Company’s management. In November 2009, 5,608,612 ordinary shares were issued to New-Wave for the aggregate consideration of $180 million. This transaction resulted in a $10.7 million of stock-based compensation expense. See Note 12 to Consolidated Financial statements.
     Revenues from related parties, excluding those with CRIC stated above, represented approximately 1% of net advertising revenues for 2010. Transactions with related parties included in costs of revenue represented approximately 1% of total costs of revenue for 2010 and in sales and marketing expenses represented approximately 2% of total sales and marketing expenses. Management believes that the terms of the agreements with the related parties are comparable to the terms in arm’s-length transactions with third-party customers and vendors.
     One of the Company’s subsidiaries entered into an agreement with Broadvision Inc. (“Broadvision”) whose Chairman, Chief Executive Officer and President Pehong Chen is a director of SINA. Under this agreement, Broadvision provides HR information management hosting service, including software subscription, system upgrade and technical support. For 2010, 2009 and 2008, the Company paid Broadvision approximately $112,000, $114,000 and $72,000, respectively. There was no payable outstanding as of December 31, 2010.